UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Repor t

Legg Mason

Western Asset

Corporate Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Corporate Bond Fund

Fund objective

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Corporate Bond Fund for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

Legg Mason Western Asset Corporate Bond Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in

IV	Legg Mason Western Asset Corporate Bond Fund

Investment commentary (cont’d)

May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results

Legg Mason Western Asset Corporate Bond Fund	V

during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%.

The U.S. high-yield bond market produced strong results during the first five months of the reporting period. High-yield prices moved higher against a backdrop of generally better-than-expected corporate profits and overall strong investor demand. However, the asset class gave back a portion of its gains in June during the flight to quality, with the high-yield market posting its first monthly loss since November 2010. All told, the Barclays Capital U.S. High Yield —2% Issuer Cap Indexvii returned 4.98% for the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Class A shares of Legg Mason Western Asset Corporate Bond Fund, excluding sales charges, returned 4.30%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Indexviii, returned 3.41% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average1 returned 3.32% over the same time frame.

Performance Snapshot as of June 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset Corporate Bond Fund:
Class A	4.30%
Class B2	3.79%
Class C	3.88%
Class I	4.47%
Class P	4.22%
Barclays Capital U.S. Credit Index	3.41%
Lipper Corporate Debt Funds BBB-Rated Category Average	3.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 159 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Legg Mason Western Asset Corporate Bond Fund

Investment commentary (cont’d)

The 30-Day SEC Yields for the period ended June 30, 2011 for Class A, Class B, Class C, Class I and Class P shares were 3.94%, 3.27%, 3.45%, 4.45% and 3.94%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C, Class I and Class P shares were 1.06%, 1.80%, 1.77%, 0.72% and 1.20%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for
comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.30%	$1,000.00	$1,043.00	1.06%	$5.37	Class A	5.00%	$1,000.00	$1,019.54	1.06%	$5.31
Class B	3.79	1,000.00	1,037.90	1.88	9.50	Class B	5.00	1,000.00	1,015.47	1.88	9.39
Class C	3.88	1,000.00	1,038.80	1.72	8.69	Class C	5.00	1,000.00	1,016.27	1.72	8.60
Class I	4.47	1,000.00	1,044.70	0.73	3.70	Class I	5.00	1,000.00	1,021.17	0.73	3.66
Class P	4.22	1,000.00	1,042.20	1.21	6.13	Class P	5.00	1,000.00	1,018.79	1.21	6.06

[1]	For the six months ended June 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. Credit	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Corp. Bond	— Legg Mason Western Asset Corporate Bond Fund
MBS	— Mortgage-Backed Securities

4	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. Credit	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Corp. Bond	— Legg Mason Western Asset Corporate Bond Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2011

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 89.5%
Consumer Discretionary — 8.3%
Automobiles — 1.3%
Daimler Finance NA LLC, Senior Notes	3.000%	3/28/16	$1,410,000	$1,429,058	(a)
Escrow GCB General Motors	8.250%	7/15/23	650,000	19,500	(b)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,300,000	2,854,553
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,870,000	2,867,362
Total Automobiles				7,170,473
Hotels, Restaurants & Leisure — 0.4%
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	840,000	972,300
Yum! Brands Inc., Senior Notes	3.875%	11/1/20	1,040,000	1,011,446
Total Hotels, Restaurants & Leisure				1,983,746
Media — 5.6%
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	3,135,000	4,003,210
Comcast Corp., Bonds	6.400%	5/15/38	10,000	10,705
Comcast Corp., Senior Notes	6.400%	3/1/40	1,030,000	1,106,074
Interpublic Group Cos. Inc.	6.250%	11/15/14	1,250,000	1,390,625
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	4,881,153
Omnicom Group Inc., Notes	6.250%	7/15/19	420,000	465,673
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	1,460,000	1,640,620
TCI Communications Inc.	7.125%	2/15/28	180,000	208,753
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,970,000	2,056,605
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,335,744
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	1,290,000	1,277,595
Time Warner Cos. Inc., Debentures	7.570%	2/1/24	2,850,000	3,511,291
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,068,000	2,650,624
Time Warner Inc., Senior Notes	4.750%	3/29/21	50,000	50,961
United Business Media Ltd., Notes	5.750%	11/3/20	2,040,000	2,030,522	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/21	810,000	864,203	(a)
WPP Finance UK	5.875%	6/15/14	610,000	670,488
WPP Finance UK, Senior Notes	8.000%	9/15/14	970,000	1,138,667
Total Media				30,293,513
Multiline Retail — 0.5%
Macy’s Retail Holdings Inc., Debentures	6.650%	7/15/24	2,230,000	2,519,945
Specialty Retail — 0.5%
Gap Inc., Senior Notes	5.950%	4/12/21	3,000,000	2,887,365
Total Consumer Discretionary				44,855,042

See Notes to Financial Statements.

6	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 4.4%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	$1,700,000	$1,875,952
Diageo Finance BV	3.250%	1/15/15	980,000	1,025,172
Total Beverages				2,901,124
Food & Staples Retailing — 1.6%
Delhaize Group, Senior Notes	6.500%	6/15/17	2,046,000	2,361,741
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,256,379
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	2,190,000	2,297,435	(a)
Safeway Inc., Senior Notes	6.350%	8/15/17	1,050,000	1,203,181
Safeway Inc., Senior Notes	3.950%	8/15/20	1,610,000	1,568,673
Total Food & Staples Retailing				8,687,409
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	2,130,000	2,332,555
Tobacco — 1.8%
Altria Group Inc., Senior Notes	4.750%	5/5/21	3,040,000	3,043,837
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,570,000	1,831,411
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,356,936
Philip Morris International Inc., Senior Notes	4.500%	3/26/20	1,380,000	1,437,227
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,770,000	2,125,198
Total Tobacco				9,794,609
Total Consumer Staples				23,715,697
Energy — 13.0%
Energy Equipment & Services — 0.7%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,610,000	1,564,997
Schlumberger Ltd., Senior Notes	2.650%	1/15/16	380,000	384,996	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	1,760,000	1,875,472
Total Energy Equipment & Services				3,825,465
Oil, Gas & Consumable Fuels — 12.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	3,211,000	3,719,070
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	90,000	101,417
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	2,410,000	2,766,253
Apache Corp., Senior Notes	6.000%	1/15/37	466,000	508,308
Apache Corp., Senior Notes	5.100%	9/1/40	370,000	356,711
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	1,651,324
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	2,118,000	2,296,050
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	359,699
ConocoPhillips, Notes	6.500%	2/1/39	1,290,000	1,512,121

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
ConocoPhillips, Senior Notes	6.000%	1/15/20	$1,080,000	$1,265,098
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,755,000	2,269,761
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,945,611
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	397,212
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	580,000	742,251
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	3,340,000	3,396,449
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,645,000	1,887,197
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	1,620,000	1,653,016
EOG Resources Inc., Senior Notes	5.875%	9/15/17	2,130,000	2,442,215
Gazprom, Loan Participation Notes	6.212%	11/22/16	143,000	154,798	(a)
Hess Corp., Notes	8.125%	2/15/19	600,000	760,304
Hess Corp., Notes	7.875%	10/1/29	2,074,000	2,611,027
Kerr-McGee Corp., Notes	6.950%	7/1/24	390,000	445,389
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,252,000	2,437,790	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	1,660,000	1,717,590
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	1,110,000	1,132,853
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	12,781,361
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,688,372
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,073,899
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,830,000	1,961,969
Spectra Energy Partners LP, Senior Notes	4.600%	6/15/21	1,970,000	1,949,327
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,000,000	1,269,274
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	174,000	198,795	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	1,860,000	2,309,618
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	260,000	304,293
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,580,000	2,014,397
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,392,129
Total Oil, Gas & Consumable Fuels				66,472,948
Total Energy				70,298,413
Financials — 39.3%
Capital Markets — 4.8%
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	4,720,000	4,476,514
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,555,000	2,861,775	(c)(d)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	1,180,000	1,194,064
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,220,635
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,396,485
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,430,000	2,458,127

See Notes to Financial Statements.

8	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Jefferies Group Inc., Senior Notes	5.125%	4/13/18	$1,650,000	$1,655,671
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	3,303,000	834,008	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,700,000	429,250	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	7,512,000	0	(a)(b)(e)(f)(k)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	1,750,000	1,912,706
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	5,986,166
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	1,549,000	1,456,869
Total Capital Markets				25,882,270
Commercial Banks — 14.4%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,102,660
BAC Capital Trust XI, Notes	6.625%	5/23/36	3,820,000	3,715,821
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	6,430,000	4,830,538	(c)(d)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	2,756,000	2,762,890	(a)(c)
BankAmerica Capital III, Junior Subordinated Notes	0.848%	1/15/27	585,000	474,601	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	695,000	712,375	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,810,000	1,850,725	(a)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	1,000,000	1,025,811
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	2,700,000	2,671,920
BNP Paribas, Senior Notes	5.000%	1/15/21	530,000	533,868
BPCE SA, Subordinated Bonds	12.500%	9/30/19	2,383,000	2,733,265	(a)(c)(d)
CIT Group Inc., Secured Notes	5.250%	4/1/14	1,540,000	1,540,000	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	1,170,000	1,225,575	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	2,270,000	2,258,330
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,770,000	3,958,500	(a)(c)(d)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	1,390,000	1,376,976	(a)
Glitnir Banki HF, Notes	6.330%	7/28/11	3,063,000	865,298	(a)(b)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	4,458,000	0	(a)(b)(d)(e)(f)(k)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	4,757,000	0	(a)(b)(c)(e)(f)(k)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	1,490,000	1,296,300	(a)(c)(d)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	760,000	736,443	(a)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	2,500,000	2,375,000	(c)

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	$590,000	$575,330	(a)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	5,130,000	5,359,783	(a)
Landsbanki Islands HF	7.431%	10/19/17	4,230,000	0	(a)(b)(c)(d)(e)(f)(k)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	270,000	270,841	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	790,000	823,903
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	2,130,000	2,049,526	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,746,000	3,514,075	(a)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	3,204,000	3,211,831	(a)(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	5,215,000	4,719,575	(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,820,000	1,797,727
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	760,000	756,338
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	570,000	573,227
Societe Generale, Senior Notes	5.200%	4/15/21	2,890,000	2,843,517	(a)
SunTrust Preferred Capital I	5.853%	12/15/11	424,000	354,040	(c)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/15/11	8,350,000	7,671,562	(c)(d)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,840,000	1,892,431
Wells Fargo Capital X, Capital Securities	5.950%	12/1/36	3,069,000	3,017,671
Total Commercial Banks				77,478,273
Consumer Finance — 2.3%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	1,790,000	2,004,800
American Express Co., Subordinated Debentures	6.800%	9/1/66	3,029,000	3,123,656	(c)
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	3,740,000	3,844,025	(a)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,560,000	1,677,783
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	454,000	454,312
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	430,000	472,599
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	726,000	611,444
Total Consumer Finance				12,188,619
Diversified Financial Services — 12.1%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	5,814,000	5,930,280	(a)
Bank of America Corp., Senior Notes	5.000%	5/13/21	2,020,000	1,999,293
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	562,000	616,336
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,210,000	1,290,163

See Notes to Financial Statements.

10	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Citigroup Inc., Senior Notes	6.375%	8/12/14	$2,060,000	$2,279,409
Citigroup Inc., Senior Notes	6.010%	1/15/15	510,000	561,672
Citigroup Inc., Senior Notes	3.953%	6/15/16	2,050,000	2,100,947
Citigroup Inc., Senior Notes	5.375%	8/9/20	1,130,000	1,181,346
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,240,000	1,384,379
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	4,657,208
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	306,426
General Electric Capital Corp., Notes	5.300%	2/11/21	8,880,000	9,257,382
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	2,170,000	2,406,647
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	690,000	683,371
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	380,000	382,967
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,500,000	1,703,616
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/1/37	50,000	52,032
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	3,195,000	3,286,856	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,253,000	3,636,315	(a)(c)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,116,000	1,155,060
International Lease Finance Corp., Notes	5.875%	5/1/13	3,351,000	3,447,341
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	610,000	596,921
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,430,000	2,612,250	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	2,010,000	2,024,623
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	6,420,000	6,292,813
JPMorgan Chase & Co., Subordinated Notes	1.481%	9/1/15	1,035,000	1,036,242	(c)
JPMorgan Chase Capital XXV, Junior Subordinated Notes	6.800%	10/1/37	720,000	714,326
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	970,000	971,770
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	2,778,000	2,847,450	(a)(c)
Total Diversified Financial Services				65,415,441
Insurance — 5.3%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	1,021,000	1,023,553	(c)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	2,294,000	2,099,010
American International Group Inc., Senior Notes	3.750%	11/30/13	2,700,000	2,764,136	(a)
American International Group Inc., Senior Notes	6.400%	12/15/20	310,000	334,275
ASIF Global Financing XIX	4.900%	1/17/13	90,000	94,050	(a)
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,946,947

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	11

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	$1,060,000	$1,061,247	(a)(c)(d)
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	947,477
Hartford Financial Services Group Inc., Senior Notes	6.300%	3/15/18	550,000	598,893
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	4,879,000	4,630,117	(c)(d)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	2,050,000	2,065,375	(a)
Liberty Mutual Group, Senior Notes	5.750%	3/15/14	720,000	764,457	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	7,352,000	7,204,960
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	2,320,000	2,731,800	(c)
Prudential Financial Inc., Senior Notes	6.200%	11/15/40	120,000	123,048
Total Insurance				28,389,345
Real Estate Investment Trusts (REITs) — 0.3%
Westfield America Trust, Senior Notes	4.625%	5/10/21	1,950,000	1,896,083	(a)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	670,000	674,044
Total Financials				211,924,075
Health Care — 3.9%
Health Care Equipment & Supplies — 0.3%
Hospira Inc., Senior Notes	6.050%	3/30/17	1,509,000	1,714,814
Health Care Providers & Services — 3.4%
Aetna Inc., Senior Notes	3.950%	9/1/20	1,070,000	1,052,754
CIGNA Corp., Senior Notes	4.500%	3/15/21	1,170,000	1,170,559
Express Scripts Inc., Senior Notes	3.125%	5/15/16	1,820,000	1,833,268
HCA Inc., Senior Notes	6.250%	2/15/13	2,130,000	2,215,200
Highmark Inc., Senior Notes	4.750%	5/15/21	1,400,000	1,391,947	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	600,000	684,217
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	4,074,388
McKesson Corp., Senior Notes	4.750%	3/1/21	100,000	103,968
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,018,735
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	96,000	108,845
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	2,340,000	2,444,245
WellPoint Inc., Senior Notes	4.350%	8/15/20	1,400,000	1,416,341
Total Health Care Providers & Services				18,514,467
Life Sciences Tools & Services — 0.2%
Life Technologies Corp., Senior Notes	6.000%	3/1/20	860,000	934,659
Total Health Care				21,163,940

See Notes to Financial Statements.

12	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 5.8%
Aerospace & Defense — 1.2%
BAE Systems Holdings Inc., Senior Notes	5.200%	8/15/15	$1,118,000	$1,214,943	(a)
Boeing Co., Senior Notes	4.875%	2/15/20	1,790,000	1,940,621
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	3,320,000	3,419,600
Total Aerospace & Defense				6,575,164
Airlines — 1.7%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	411,439	427,897
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	90,871	95,523
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,865,757	2,010,353
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	816,192	877,406	(f)
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	1,448,984	1,579,393
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/28/11	2,120,000	2,141,200
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	1,310,000	1,411,525	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	664,453	759,138
Total Airlines				9,302,435
Commercial Services & Supplies — 0.8%
Republic Services Inc., Senior Notes	4.750%	5/15/23	2,970,000	2,955,685
Waste Management Inc., Senior Notes	4.600%	3/1/21	250,000	255,582
Waste Management Inc., Senior Notes	7.000%	7/15/28	1,030,000	1,200,107
Total Commercial Services & Supplies				4,411,374
Machinery — 1.2%
Caterpillar Inc., Senior Notes	5.200%	5/27/41	1,970,000	1,977,638
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,750,000	4,113,345
Total Machinery				6,090,983
Road & Rail — 0.9%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	2,260,000	2,232,046	(a)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	300,000	286,778	(a)
Burlington Northern Santa Fe LLC, Senior Notes	3.600%	9/1/20	1,730,000	1,676,814
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	448,988
Total Road & Rail				4,644,626
Total Industrials				31,024,582
Information Technology — 0.7%
Electronic Equipment, Instruments & Components — 0.3%
Corning Inc., Senior Notes	5.750%	8/15/40	1,700,000	1,702,037

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	13

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — 0.4%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	$1,090,000	$1,232,983
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	780,000	919,168
Total Semiconductors & Semiconductor Equipment				2,152,151
Total Information Technology				3,854,188
Materials — 4.2%
Chemicals — 1.0%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	985,889
Dow Chemical Co., Notes	5.700%	5/15/18	830,000	921,052
E.I. du Pont de Nemours & Co., Senior Notes	4.900%	1/15/41	30,000	28,588
Potash Corp. of Saskatchewan Inc., Senior Notes	3.250%	12/1/17	820,000	825,558
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,144,256
PPG Industries Inc., Senior Notes	5.500%	11/15/40	1,240,000	1,217,930
Total Chemicals				5,123,273
Metals & Mining — 3.1%
ArcelorMittal, Senior Notes	3.750%	3/1/16	700,000	708,574
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	2,330,000	2,323,807	(a)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	1,260,000	1,265,909
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,799,000	1,967,660
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,630,000	2,163,034
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,054,773
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	716,622
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	751,390
Vale Overseas Ltd., Notes	6.875%	11/21/36	4,597,000	5,002,851
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	689,600	(a)
Total Metals & Mining				16,644,220
Paper & Forest Products — 0.1%
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	620,000	663,400
Total Materials				22,430,893
Telecommunication Services — 5.5%
Diversified Telecommunication Services — 4.3%
AT&T Corp., Senior Notes	8.000%	11/15/31	57,000	75,642
AT&T Inc., Global Notes	5.600%	5/15/18	390,000	434,929
AT&T Inc., Senior Notes	4.450%	5/15/21	1,700,000	1,733,476
AT&T Inc., Senior Notes	5.350%	9/1/40	3,337,000	3,174,365
British Telecommunications PLC, Bonds	9.875%	12/15/30	1,575,000	2,169,093
Deutsche Telekom International Finance BV, Senior Bonds	9.250%	6/1/32	670,000	958,956

See Notes to Financial Statements.

14	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Embarq Corp., Notes	7.082%	6/1/16	$430,000	$478,496
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	810,000	1,044,847
Telecom Italia Capital SpA, Senior Notes	6.000%	9/30/34	2,720,000	2,315,030
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	2,330,000	2,374,454
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	10,000	10,171
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	1,640,000	1,783,298
Verizon Global Funding Corp., Senior Notes	7.750%	6/15/32	1,715,000	2,130,889
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	4,388,000	4,529,614
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	150,000	162,510	(a)
Total Diversified Telecommunication Services				23,375,770
Wireless Telecommunication Services — 1.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,010,000	1,138,421
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	580,000	607,955
American Tower Corp., Senior Notes	4.625%	4/1/15	2,000,000	2,107,310
American Tower Corp., Senior Notes	4.500%	1/15/18	1,200,000	1,201,122
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	240,000	250,800
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000,000	1,087,500
Total Wireless Telecommunication Services				6,393,108
Total Telecommunication Services				29,768,878
Utilities — 4.4%
Electric Utilities — 3.3%
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,043,564
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,594,083
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	941,288
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,650,000	1,759,725	(a)
Exelon Corp., Notes	4.900%	6/15/15	2,140,000	2,303,094
FirstEnergy Corp., Notes	6.450%	11/15/11	13,000	13,244
FirstEnergy Corp., Notes	7.375%	11/15/31	868,000	991,081
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	910,000	977,141
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	5,490,000	5,376,653	(a)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,208,000	1,281,355
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	500,000	642,682
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,069,295
Total Electric Utilities				17,993,205
Gas Utilities — 0.8%
CenterPoint Energy Resources Corp., Senior Notes	4.500%	1/15/21	2,700,000	2,724,359	(a)
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,330,025	(a)
Total Gas Utilities				4,054,384

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	15

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Independent Power Producers & Energy Traders — 0.0%
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	$28,000	$24,080
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	4.450%	3/15/21	1,750,000	1,786,808
Total Utilities				23,858,477
Total Corporate Bonds & Notes (Cost — $488,295,902)				482,894,185
Asset-Backed Securities — 1.4%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	580,000	624,571	(a)
Education Funding Capital Trust, 2003-3 A6	1.724%	12/15/42	200,000	190,000	(c)
Education Funding Capital Trust, 2004-1 A5	1.716%	6/15/43	850,000	794,750	(c)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	2,520,000	2,634,301	(a)
Hertz Vehicle Financing LLC, 2009-2X A2	5.290%	3/25/16	400,000	433,320	(a)
SLM Student Loan Trust, 2011-A A2	4.370%	4/17/28	1,410,000	1,462,892	(a)
SLM Student Loan Trust, 2011-A A3	2.687%	1/15/43	1,410,000	1,420,170	(a)(c)
Total Asset-Backed Securities (Cost — $7,304,830)				7,560,004
Collateralized Mortgage Obligations — 1.9%
Americold LLC Trust, 2010-ARTA A2FX	4.954%	1/14/29	1,400,000	1,438,021	(a)
Extended Stay America Trust, 2010-ESHA A	2.951%	11/5/27	2,106,969	2,097,360	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.413%	4/25/20	18,809,113	1,408,383	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.685%	8/25/20	15,726,529	1,426,209	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.156%	9/25/37	1,869,217	1,822,976	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.027%	9/25/37	1,950,017	1,944,760	(c)
Total Collateralized Mortgage Obligations (Cost — $10,049,089)				10,137,709
Collateralized Senior Loans — 0.8%
Telecommunication Services — 0.8%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,391,497	3,510,200	(g)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,100,000	1,100,000	(f)(g)
Total Collateralized Senior Loans (Cost — $4,473,250)				4,610,200
Mortgage-Backed Securities — 0.3%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	2.446%	9/1/24	29,310	30,759	(c)
GNMA — 0.3%
Government National Mortgage Association (GNMA)	4.000%	7/20/41	1,600,000	1,625,250	(h)
Total Mortgage-Backed Securities (Cost — $1,664,517)				1,656,009
Municipal Bonds — 1.6%
California — 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	1,790,000	1,986,434

See Notes to Financial Statements.

16	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 0.4%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	$1,500,000	$1,439,490
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,030,000	972,073
Total Georgia				2,411,563
Illinois — 0.8%
Illinois State, GO	5.665%	3/1/18	1,330,000	1,380,966
Illinois State, GO	5.877%	3/1/19	1,330,000	1,368,397
Illinois State, GO	5.100%	6/1/33	1,820,000	1,550,130
Total Illinois				4,299,493
Total Municipal Bonds (Cost — $8,407,675)				8,697,490
Sovereign Bonds — 0.7%
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	657,000	643,860	(a)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	218,000	212,804	(a)(c)
Total India				856,664
Russia — 0.5%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	2,740,000	2,979,750	(a)
Total Sovereign Bonds (Cost — $3,602,604)				3,836,414
U.S. Government & Agency Obligations — 0.4%
U.S. Government Agencies — 0.3%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,610,000	1,830,782
U.S. Government Obligations — 0.1%
U.S. Treasury Notes	3.125%	5/15/21	320,000	319,151
Total U.S. Government & Agency Obligations (Cost — $1,978,782)				2,149,933

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
General Motors Co. (Cost — $302,488)			2,534	76,932	*
Preferred Stocks — 2.5%
Financials — 2.5%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		22,375	628,290
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%		205,125	5,251,200	*(c)

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	17

Legg Mason Western Asset Corporate Bond Fund

Security	Rate		Shares	Value
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		105,100	$2,713,682	(c)
Citigroup Capital XIII	7.875%		98,475	2,735,635	(c)
Total Diversified Financial Services				5,449,317
Thrifts & Mortgage Finance — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		595,470	1,756,637	*(c)
Federal National Mortgage Association (FNMA)	8.250%		82,500	177,375	*(c)
Total Thrifts & Mortgage Finance				1,934,012
Total Preferred Stocks (Cost — $21,485,769)				13,262,819

		Expiration Date	Warrants
Warrants — 0.0%
General Motors Co.		7/10/16	2,304	49,305	*
General Motors Co.		7/10/19	2,304	36,703	*
Total Warrants (Cost — $343,357)				86,008
Total Investments before Short-Term Investments (Cost — $547,908,263)				534,967,703

		Maturity Date	Face Amount
Short-Term Investments — 0.2%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	$900,000	899,517	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/10/12	90,000	89,952	(i)(j)
Total Short-Term Investments (Cost — $989,373)				989,469
Total Investments — 99.3% (Cost — $548,897,636#)				535,957,172
Other Assets in Excess of Liabilities — 0.7%				3,828,602
Total Net Assets — 100.0%				$539,785,774

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of June 30, 2011.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

See Notes to Financial Statements.

18	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Corporate Bond Fund

(j)	Rate shown represents yield-to-maturity.

(k)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
GO	— General Obligation
IO	— Interest Only

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $548,897,636)	$535,957,172
Cash	454,263
Interest receivable	7,209,493
Receivable for securities sold	2,488,418
Receivable for Fund shares sold	424,871
Receivable from broker — variation margin on open futures contracts	279,383
Prepaid expenses	50,449
Other assets	1,226
Total Assets	546,865,275

Liabilities:
Payable for securities purchased	3,353,535
Payable for Fund shares repurchased	2,824,238
Investment management fee payable	248,329
Service and/or distribution fees payable	174,319
Distributions payable	51,315
Trustees’ fees payable	5,318
Accrued expenses	422,447
Total Liabilities	7,079,501
Total Net Assets	$539,785,774

Net Assets:
Par value (Note 7)	$475
Paid-in capital in excess of par value	662,188,538
Overdistributed net investment income	(1,146,820)
Accumulated net realized loss on investments and futures contracts	(107,813,872)
Net unrealized depreciation on investments and futures contracts	(13,442,547)
Total Net Assets	$539,785,774

Shares Outstanding:
Class A	26,451,030
Class B	2,922,074
Class C	4,531,774
Class I	1,021,350
Class P	12,607,614

Net Asset Value:
Class A (and redemption price)	$11.37
Class B*	$11.33
Class C*	$11.30
Class I (and redemption price)	$11.37
Class P (and redemption price)	$11.36
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.87

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$15,565,166
Dividends	256,562
Total Investment Income	15,821,728

Expenses:
Investment management fee (Note 2)	1,529,111
Service and/or distribution fees (Notes 2 and 5)	1,084,386
Transfer agent fees (Note 5)	585,148
Shareholder reports	45,883
Registration fees	36,114
Fund accounting fees	27,153
Legal fees	25,661
Audit and tax	24,627
Insurance	4,819
Custody fees	3,498
Trustees’ fees	2,132
Miscellaneous expenses	4,301
Total Expenses	3,372,833
Net Investment Income	12,448,895

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(5,854,003)
Futures contracts	(1,102,826)
Net Realized Loss	(6,956,829)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	18,868,297
Futures contracts	(1,191,940)
Change in Net Unrealized Appreciation (Depreciation)	17,676,357
Net Gain on Investments and Futures Contracts	10,719,528
Increase in Net Assets from Operations	$23,168,423

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$12,448,895	$31,266,653
Net realized gain (loss)	(6,956,829)	1,894,212
Change in net unrealized appreciation (depreciation)	17,676,357	33,239,448
Proceeds from settlement of a regulatory matter	—	525,240	†
Increase in Net Assets From Operations	23,168,423	66,925,553

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,788,556)	(32,264,639)
Decrease in Net Assets From Distributions to Shareholders	(12,788,556)	(32,264,639)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	31,007,641	83,353,278
Reinvestment of distributions	12,407,866	31,290,046
Cost of shares repurchased	(92,649,431)	(194,995,916)
Decrease in Net Assets From Fund Share Transactions	(49,233,924)	(80,352,592)
Decrease in Net Assets	(38,854,057)	(45,691,678)

Net Assets:
Beginning of period	578,639,831	624,331,509
End of period*	$539,785,774	$578,639,831
* Includes overdistributed net investment income of:	$(1,146,820)	$(807,159)

†	The Fund received $259,239, $208,492, $57,213 and $296 for Classes A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

22	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$11.16	$10.56	$8.43	$11.74	$12.16	$12.42

Income (loss) from operations:
Net investment income	0.26	0.58	0.59	0.67	0.58	0.57
Net realized and unrealized gain (loss)	0.22	0.61	2.15	(3.29)	(0.38)	(0.22)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	0.48	1.20	2.74	(2.62)	0.20	0.35

Less distributions from:
Net investment income	(0.27)	(0.60)	(0.61)	(0.69)	(0.62)	(0.61)
Total distributions	(0.27)	(0.60)	(0.61)	(0.69)	(0.62)	(0.61)

Net asset value, end of period	$11.37	$11.16	$10.56	$8.43	$11.74	$12.16
Total return[4]	4.30%	11.53%[5]	33.80%	(23.11)%	1.63%	3.03%

Net assets, end of period (millions)	$301	$308	$313	$255	$399	$435

Ratios to average net assets:
Gross expenses	1.06%[6]	1.05%	1.11%	1.17%	1.10%	1.08%[7]
Net expenses[8]	1.06 [6]	1.05	1.11	1.17	1.10	1.07 [7,9]
Net investment income	4.63 [6]	5.26	6.36	6.43	4.87	4.78

Portfolio turnover rate	56%[10]	60%	50%	25%	53%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.43%. Class A received $259,239 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fees forgone and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 57% for the six months ended June 30, 2011.

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$11.13	$10.53	$8.41	$11.71	$12.13	$12.39

Income (loss) from operations:
Net investment income	0.21	0.50	0.52	0.60	0.50	0.50
Net realized and unrealized gain (loss)	0.21	0.62	2.14	(3.28)	(0.39)	(0.22)
Proceeds from settlement of a regulatory matter	—	0.04	—	—	—	—
Total income (loss) from operations	0.42	1.16	2.66	(2.68)	0.11	0.28

Less distributions from:
Net investment income	(0.22)	(0.56)	(0.54)	(0.62)	(0.53)	(0.54)
Total distributions	(0.22)	(0.56)	(0.54)	(0.62)	(0.53)	(0.54)

Net asset value, end of period	$11.33	$11.13	$10.53	$8.41	$11.71	$12.13
Total return[4]	3.79%	11.18%[5]	32.76%	(23.60)%	0.91%	2.36%

Net assets, end of period (millions)	$33	$42	$55	$56	$97	$125

Ratios to average net assets:
Gross expenses	1.88%[6]	1.79%	1.85%	1.84%	1.80%	1.72%[7]
Net expenses[8]	1.88 [6]	1.79	1.85	1.84	1.80	1.72 [7,9]
Net investment income	3.81 [6]	4.54	5.66	5.76	4.16	4.13

Portfolio turnover rate	56%[10]	60%	50%	25%	53%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.78%. Class B received $208,492 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.71% and 1.70%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fees forgone and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 57% for the six months ended June 30, 2011.

See Notes to Financial Statements.

24	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$11.10	$10.50	$8.38	$11.67	$12.09	$12.35

Income (loss) from operations:
Net investment income	0.22	0.50	0.52	0.59	0.50	0.49
Net realized and unrealized gain (loss)	0.21	0.61	2.15	(3.27)	(0.39)	(0.22)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	0.43	1.12	2.67	(2.68)	0.11	0.27

Less distributions from:
Net investment income	(0.23)	(0.52)	(0.55)	(0.61)	(0.53)	(0.53)
Total distributions	(0.23)	(0.52)	(0.55)	(0.61)	(0.53)	(0.53)

Net asset value, end of period	$11.30	$11.10	$10.50	$8.38	$11.67	$12.09
Total return[4]	3.88%	10.80%[5]	32.93%	(23.67)%	0.91%	2.34%

Net assets, end of period (millions)	$51	$56	$59	$45	$68	$71

Ratios to average net assets:
Gross expenses	1.72%[6]	1.76%	1.79%	1.89%	1.80%	1.76%[7]
Net expenses[8]	1.72 [6]	1.76	1.79	1.89	1.80	1.73 [7,9]
Net investment income	3.97 [6]	4.55	5.66	5.73	4.18	4.12

Portfolio turnover rate	56%[10]	60%	50%	25%	53%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.70%. Class C received $57,213 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.74% and 1.72%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fees forgone and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 57% for the six months ended June 30, 2011.

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$11.16	$10.56	$8.42	$11.72	$12.16	$12.41

Income (loss) from operations:
Net investment income	0.28	0.62	0.62	0.68	0.63	0.63
Net realized and unrealized gain (loss)	0.22	0.60	2.18	(3.24)	(0.41)	(0.22)
Total income (loss) from operations	0.50	1.22	2.80	(2.56)	0.22	0.41

Less distributions from:
Net investment income	(0.29)	(0.62)	(0.66)	(0.74)	(0.66)	(0.66)
Total distributions	(0.29)	(0.62)	(0.66)	(0.74)	(0.66)	(0.66)

Net asset value, end of period	$11.37	$11.16	$10.56	$8.42	$11.72	$12.16
Total return[4]	4.47%	11.82%	34.59%	(22.72)%	1.80%	3.54%

Net assets, end of period (millions)	$12	$13	$12	$2	$0 [5]	$158

Ratios to average net assets:
Gross expenses	0.73%[6]	0.72%	0.64%	0.75%	0.66%	0.65%[7]
Net expenses[8]	0.73 [6]	0.70 [9,10]	0.63 [9,10]	0.75	0.66	0.65 [7,10]
Net investment income	4.97 [6]	5.61	6.33	6.80	5.13	5.22

Portfolio turnover rate	56%[11]	60%	50%	25%	53%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than $0.5 million.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.64%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares until April 30, 2010.

[10]	Reflects fees forgone and/or expense reimbursements.

[11]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 57% for the six months ended June 30, 2011.

See Notes to Financial Statements.

26	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class P Shares[1]	2011[2]	2010	2009[3]

Net asset value, beginning of period	$11.15	$10.55	$9.39

Income from operations:
Net investment income	0.25	0.56	0.28
Net realized and unrealized gain	0.22	0.61	1.17
Total income from operations	0.47	1.17	1.45

Less distributions from:
Net investment income	(0.26)	(0.57)	(0.29)
Total distributions	(0.26)	(0.57)	(0.29)

Net asset value, end of period	$11.36	$11.15	$10.55
Total return[4]	4.22%	11.30%	15.57%

Net assets, end of period (millions)	$143	$160	$185

Ratios to average net assets:
Gross expenses	1.21%[5]	1.20%	1.18%[5]
Net expenses[6]	1.21 [5]	1.18 [7,8]	1.13 [5,7,8]
Net investment income	4.48 [5]	5.14	5.65 [5]

Portfolio turnover rate	56%[9]	60%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	For the period July 7, 2009 (inception date) to December 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fees forgone and/or expense reimbursements.

[8]

Management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.15% for Class P shares until April 30, 2010.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 57% for the six months ended June 30, 2011.

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Corporate Bond Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$482,016,779	$877,406	$482,894,185
Asset-backed securities	—	7,560,004	—	7,560,004
Collateralized mortgage obligations	—	10,137,709	—	10,137,709
Collateralized senior loans	—	3,510,200	1,100,000	4,610,200
Mortgage-backed securities	—	1,656,009	—	1,656,009
Municipal bonds	—	8,697,490	—	8,697,490
Sovereign bonds	—	3,836,414	—	3,836,414
U.S. government & agency obligations	—	2,149,933	—	2,149,933
Common stocks	$76,932	—	—	76,932
Preferred stocks	13,262,819	—	—	13,262,819
Warrants	86,008	—	—	86,008
Total long-term investments	$13,425,759	$519,564,538	$1,977,406	$534,967,703
Short-term investments†	—	989,469	—	989,469
Total investments	$13,425,759	$520,554,007	$1,977,406	$535,957,172
Other financial instruments:
Futures contracts	6,273	—	—	6,273
Total	$13,432,032	$520,554,007	$1,977,406	$535,963,445

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$508,356	—	—	$508,356

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	29

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Senior Loans	Total
Balance as of December 31, 2010	$0	*	$3,329,200	$3,329,200
Accrued premiums/discounts	—		1,001	1,001
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)[1]	—		(69,449)	(69,449)
Net purchases (sales)	—		(2,160,752)	(2,160,752)
Transfers into Level 3	877,406		—	877,406
Transfers out of Level 3	—		—	—
Balance as of June 30, 2011	$877,406		$1,100,000	$1,977,406
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[1]	—		—	—

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily

30	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	31

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader

32	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund did not have any open derivative transactions.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	33

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other share of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

34	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months June 30, 2011, LMIS and its affiliates received sales charges of approximately $13,000 on sales of the Fund’s Class A shares. In addition, for the six months June 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$20,000	$1,000

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$218,593,935	$98,535,222
Sales	259,120,442	109,057,322

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$28,144,258
Gross unrealized depreciation	(41,084,722)
Net unrealized depreciation	$(12,940,464)

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 30-Year Bonds	121	9/11	$15,089,299	$14,886,781	$(202,518)
Contracts to Sell:
U.S. Treasury 2-Year Notes	18	9/11	3,940,098	3,948,188	(8,090)
U.S. Treasury 5-Year Notes	5	9/11	602,249	595,976	6,273
U.S. Treasury 10-Year Notes	663	9/11	80,805,799	81,103,547	(297,748)
					$(299,565)
Net unrealized loss on open futures contracts					$(502,083)

At June 30, 2011, the Fund held TBA securities with a total cost of $1,635,250.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$6,273

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	35

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$508,356

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(1,102,826)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(1,191,940)

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$8,330,167
Futures contracts (to sell)	58,591,700

5. Class specific expenses, fees forgone and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and P shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and P shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

36	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$376,803	$296,552
Class B	142,053	97,405
Class C	186,448	108,008
Class I	—	6,621
Class P	379,082	76,562
Total	$1,084,386	$585,148

6. Distributions to shareholders by class

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$7,154,135	$17,204,838
Class B	745,287	2,520,618
Class C	1,089,650	2,730,968
Class I	300,834	759,801
Class P	3,498,650	9,048,414
Total	$12,788,556	$32,264,639

7. Shares of beneficial interest

At June 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,681,827	$19,110,599	4,079,959	$44,848,651
Shares issued on reinvestment	616,670	7,004,661	1,526,947	16,836,911
Shares repurchased	(3,459,694)	(39,177,996)	(7,664,280)	(84,494,132)
Net decrease	(1,161,197)	$(13,062,736)	(2,057,374)	$(22,808,570)

Class B
Shares sold	113,728	$1,282,094	320,884	$3,532,571
Shares issued on reinvestment	64,065	724,915	222,809	2,454,206
Shares repurchased	(1,060,336)	(11,984,014)	(2,014,372)	(22,180,765)
Net decrease	(882,543)	$(9,977,005)	(1,470,679)	$(16,193,988)

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	37

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class C
Shares sold	452,031	$5,099,497	1,288,528	$14,051,092
Shares issued on reinvestment	92,350	1,042,443	235,539	2,581,303
Shares repurchased	(1,044,694)	(11,766,086)	(2,111,231)	(23,024,363)
Net decrease	(500,313)	$(5,624,146)	(587,164)	$(6,391,968)

Class I
Shares sold	162,169	$1,850,024	1,000,381	$10,874,161
Shares issued on reinvestment	17,656	200,468	50,031	550,999
Shares repurchased	(301,618)	(3,415,863)	(1,041,050)	(11,410,627)
Net increase (decrease)	(121,793)	$(1,365,371)	9,362	$14,533

Class P
Shares sold	323,993	$3,665,427	916,812	$10,046,803
Shares issued on reinvestment	302,771	3,435,379	805,742	8,866,627
Shares repurchased	(2,322,703)	(26,305,472)	(4,912,751)	(53,886,029)
Net decrease	(1,695,939)	$(19,204,666)	(3,190,197)	$(34,972,599)

8. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $97,589,977, of which $13,944,002 expires in 2014, $7,587,080 expires in 2015, $37,676,648 expires in 2016 and $38,382,247 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon

38	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report	39

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals

40	Legg Mason Western Asset Corporate Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Legg Mason Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Corporate Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02352 8/11 SR11-1450

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: August 26, 2011